AGREEMENT

         THIS AGREEMENT (the "Agreement") is made and entered into as of this 15th day of July, 2002, by and among E-Z-EM, Inc., a Delaware corporation (the "Company"), the members of the Stern Family set forth on Exhibit A hereto (the "Stern Family Members"), and the members and affiliated entities of the Meyers Family listed on Exhibit B hereto (the "Meyers Family Member").

         WHEREAS, each Stern Family Member owns the number of shares of
(i) Class A common stock, par value $0.10 per share (the "Class A Common Stock"), of the Company and (ii) Class B common Stock, par value $0.10 per share (the "Class B Common Stock") of the Company set forth opposite such person's name on Exhibit A hereto (collectively, the "Stern Shares"); and

         WHEREAS, each Meyers Family Member owns the number of shares of
(i) Class A Common Stock and (ii) Class B Common Stock set forth opposite such individual's or entity's name on Exhibit B hereto (collectively, the "Meyers Shares" and together with the Stern Shares, the "Subject Shares"); and

         WHEREAS, the Board of Directors of the Company has approved a proposal to reclassify the Class A Common Stock and the Class B Common Stock into a single class of new common stock of the Company with each share having one vote and without being subject to any supermajority voting provisions (the "Proposal"); and

         WHEREAS, the Stern Family Members and Meyers Family Members have agreed to support the Proposal and take certain other actions described herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the Company, the Stern Family Members and the Meyers Family Members agree to the following provisions:

         1. Each of the Stern Family Members and the Meyers Family Members agree to vote all of the Subject Shares that they beneficially own in favor of the Proposal and against any other proposal that is inconsistent with or contrary to the terms and conditions of the Proposal at any stockholders meeting of the Company or in connection with any consent solicitation relating to the Company.

         2. From the date hereof until the earlier of the consummation of the transactions contemplated by the Proposal or December 31, 2002, each of the Stern Family Members and the Meyers Family Members agrees not to sell, dispose or otherwise transfer any of the Subject Shares that they beneficially own on the date hereof, except for sales, dispositions or other transfers by (a) the Stern Family Members of up to an aggregate of 50,000 shares of Class B Common Stock, and (b) the Meyers Family Members of up to an aggregate of 50,000 shares of Class B Common Stock.

         3. Each of the Stern Family Members and the Meyers Family Members agree to provide irrevocable proxies in the form attached as Exhibit C hereto to Messrs. James L. Katz, Paul S. Echenberg, and Donald
A. Meyer, and each of them, to vote the Subject Shares in the manner provided in paragraph 1 above. Such proxies shall be delivered within five days of the date hereof.

         4. Howard Stern hereby irrevocably withdraws the shareholder proposal (the "Stern Proposal") submitted to the Company on May 28, 2002, for inclusion in the Company's proxy statement for its 2002 Annual Meeting of Stockholders (the "2002 Meeting"). Each of the Stern Family Members agrees not to submit any shareholder proposal to the Company similar to the Stern Proposal prior to July 15, 2004, and agrees to vote all of the Subject Shares that they beneficially own against any such shareholder proposal during such two-year period.

         5. David Meyers hereby irrevocably withdraws the shareholder proposal (the "Meyers Proposal") submitted to the Company on May 24, 2002, and resubmitted on June 18, 2002, for inclusion in the Company's proxy statement for the 2002 Meeting. Each Meyers Family Member agrees not to submit any shareholder proposal similar to the Meyers Proposal to the Company prior to July 15, 2004, and agrees to vote all of the Subject Shares that they beneficially own against any such shareholder proposal during such two-year period.

         6. The Stern Family Members and the Meyers Family Members each agree to negotiate in good faith in an effort to enter into a stockholders' agreement based upon a draft previously provided to each stockholder by the law firm of Davies Ward Phillips & Vineberg LLP. The Stern Family Members and the Meyers Family Members agree to have an initial meeting prior to October 1, 2002, and to continue such discussions between October 16, 2002, and December 1, 2002.

         7. Each party hereto agrees to take all further actions necessary or appropriate to fully effectuate the transactions contemplated hereby, including making all filings necessary under the Securities Exchange Act of 1934, as amended.

         8. The Company hereby approves the execution of this Agreement, including, if applicable, for purposes of Section 203 of the Delaware General Corporation Law.

         9. No amendment of this Agreement will be effective unless provided in writing signed by each of the parties hereto. It being understood that any amendment of this Agreement by the Company must be authorized and approved by the Special Committee of the Board of Directors.

         10. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE AND EACH PARTY HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE IN AND FOR NEW CASTLE COUNTY FOR THE RESOLUTION OF ALL DISPUTES ARISING HEREUNDER OTHER THAN THOSE ARISING UNDER PARAGRAPH 6 HEREOF.

         11. This Agreement may be executed in one or more counterparts, each of which may be executed separately, but all of which together shall constitute one agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, as of the date first above written.

                                   E-Z-EM, INC.

                                   By: /s/ ANTHONY A. LOMBARDO
                                   ----------------------------
                                   Name:  Anthony A. Lombardo
                                   Title: President & Chief
                                   Executive Officer

                                   /s/ HOWARD S. STERN
                                   ------------------------
                                   Howard S. Stern

                                   /s/ SETH F. STERN
                                   ------------------------
                                   Seth F. Stern

                                   /s/ RACHEL STERN GRAHAM
                                   ------------------------
                                   Rachel Stern Graham

                                   /s/ DAVID P. MEYERS
                                   ------------------------
                                   David P. Meyers

                                   /s/ JONAS I. MEYERS
                                   ------------------------
                                   Jonas I. Meyers

                                   /s/ STUART J. MEYERS
                                   ------------------------
                                   Stuart J. Meyers

                                   /s/ BETTY K. MEYERS
                                   ------------------------
                                   Betty K. Meyers

                                   MEYERS FAMILY LIMITED PARTNERSHIP
                                   By:  Meyers Management Trust

                                   By: /s/ STUART J. MEYERS
                                   --------------------------
                                   Name:  Stuart J. Meyers
                                   Title: Co-Trustee


 /s/ HOWARD S. STERN---------------------------------------------Howard S.
Stern

 /s/ SETH F. STERN---------------------------------------------Seth F.
Stern

 /s/ RACHEL STERN GRAHAM---------------------------------------------
Rachel Stern Graham

 /s/ DAVID P. MEYERS---------------------------------------------David P.
Meyers

 /s/ JONAS I. MEYERS---------------------------------------------Jonas I.
Meyers

/s/ STUART J. MEYERS---------------------------------------------Stuart J.
Meyers

 /s/ BETTY K. MEYERS---------------------------------------------Betty K.
Meyers

MEYERS FAMILY LIMITED PARTNERSHIPBy:  Meyers Management Trust

By: /s/ STUART J. MEYERS    -----------------------------------------
Name:  Stuart J. Meyers    Title: Co-Trustee


                 EXHIBIT A---------

             STERN FAMILY MEMBERS             --------------------
Class A Class B ------- ------- Howard S. Stern 956,412 1,070,457 Seth F.
Stern 159,887 188,044 Rachel Stern Graham 159,887 263,440



                 EXHIBIT B---------

             MEYERS FAMILY MEMBERS             ---------------------

              Class A               Class B

David P. Meyers                156,750               216,548 Jonas I.
Meyers                156,750               115,033 Stuart J. Meyers
156,750               177,346 Betty K. Meyers                200,000*  0
Meyers Family Limited Partnership                620,806**
1,063,744

 * Includes 108,000 shares in which Mrs. Meyers holds a life estate and David P. Meyers, Jonas I. Meyers and Stuart J. Meyers each hold a life estate in 36,000 of such shares.

**       The Meyers Family Limited Partnership is jointly owned by David
P. Meyers, Stuart J. Meyers, Jonas I. Meyers, Sara Meyers, Christi Meyers, The Sara and Stuart Meyers Children's Trust and The David Meyers
Children's Trust.


                 EXHIBIT C

[OMITTED]